UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22693

ClearBridge Energy MLP Total Return Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-(888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: February 28, 2015

ITEM 1.	SCHEDULE OF INVESTMENTS.

CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC.

FORM N-Q

FEBRUARY 28, 2015

CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC.

Schedule of investments (unaudited)	February 28, 2015

SECURITY	SHARES/UNITS	VALUE
MASTER LIMITED PARTNERSHIPS - 141.5%
Diversified Energy Infrastructure - 35.0%
Energy Transfer Equity LP	1,002,870	$64,053,307
Energy Transfer Partners LP	824,790	49,058,509
Enterprise Products Partners LP	2,813,343	93,796,856
Genesis Energy LP	803,930	36,980,780
ONEOK Partners LP	790,685	33,042,726
Plains GP Holdings LP, Class A Shares	486,410	13,930,782
Regency Energy Partners LP	701,200	17,102,268

Total Diversified Energy Infrastructure		307,965,228

Energy - 1.9%
PBF Logistics LP	675,000	16,497,000

Gathering/Processing - 44.3%
Antero Midstream Partners LP	1,480,175	38,484,550
Cone Midstream Partners LP	910,290	19,908,042
Crestwood Midstream Partners LP	1,330,408	19,929,512
DCP Midstream Partners LP	1,023,118	40,720,096
Enable Midstream Partners LP	963,501	17,343,018
EnLink Midstream Partners LP	1,430,830	38,432,094
Exterran Partners LP	24,011	562,338
MarkWest Energy Partners LP	1,300,000	84,435,000
Midcoast Energy Partners LP	757,740	11,631,309
NGL Energy Partners LP	295,900	9,030,868
Rice Midstream Partners LP	610,000	9,028,000
Southcross Energy Partners LP	266,349	3,374,642
Summit Midstream Partners LP	620,930	22,396,945
Targa Resources Partners LP	1,159,280	50,799,649
Western Gas Partners LP	351,010	24,423,276

Total Gathering/Processing		390,499,339

General Partner - 0.6%
Crestwood Equity Partners LP	918,340	5,822,276

Global Infrastructure - 4.3%
Brookfield Infrastructure Partners LP	828,440	37,652,598

Liquids Transportation & Storage - 30.2%
Buckeye Partners LP	700,000	54,418,000
Delek Logistics Partners LP	388,730	16,241,139
Enbridge Energy Partners LP	1,353,900	53,059,341
Holly Energy Partners LP	155,670	5,176,028
Magellan Midstream Partners LP	297,020	24,415,044
Plains All American Pipeline LP	1,700,996	84,862,690
Sunoco Logistics Partners LP	245,466	10,854,507
Tesoro Logistics LP	37,388	2,146,819
World Point Terminals LP	727,340	14,532,253

Total Liquids Transportation & Storage		265,705,821

Natural Gas Transportation & Storage - 13.1%
Columbia Pipeline Partners LP	873,370	24,183,615	*
TC Pipelines LP	412,100	27,190,358
Williams Partners LP	1,249,634	63,906,283

Total Natural Gas Transportation & Storage		115,280,256

Oil/Refined Products - 4.2%
Rose Rock Midstream LP	391,349	18,150,767
VTTI Energy Partners LP	733,620	18,971,413

Total Oil/Refined Products		37,122,180

See Notes to Schedule of Investments.

CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC.

Schedule of investments (unaudited) (cont’d)	February 28, 2015

SECURITY	SHARES/UNITS	VALUE
Petrochemicals - 0.2%
Westlake Chemical Partners LP	69,050	$1,842,945

Propane - 1.4%
Suburban Propane Partners LP	281,767	12,437,195

Refining - 0.6%
Western Refining Logistics LP	183,500	5,473,805

Shipping - 5.7%
Golar LNG Partners LP	334,310	8,728,834
KNOT Offshore Partners LP	551,180	12,373,991
Teekay LNG Partners LP	381,410	14,131,241
Teekay Offshore Partners LP	673,046	14,766,629

Total Shipping		50,000,695

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $921,436,472)		1,246,299,338

	SHARES
COMMON STOCKS - 10.6%
ENERGY - 9.7%
Oil, Gas & Consumable Fuels - 9.7%
Kinder Morgan Inc.	2,070,378	84,906,202

INDUSTRIALS - 0.9%
Transportation Infrastructure - 0.9%
Macquarie Infrastructure Co., LLC	105,300	8,277,633

TOTAL COMMON STOCKS (Cost - $60,384,539)		93,183,835

TOTAL INVESTMENTS** - 152.1% (Cost - $981,821,011#)		1,339,483,173
Liabilities in Excess of Other Assets - (52.1)%		(458,790,648)

TOTAL NET ASSETS - 100.0%		$880,692,525

*	Non-income producing security.

**	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

#	Aggregate cost for federal income tax purposes is substantially the same.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Energy MLP Total Return Fund Inc. (the “Fund”) was incorporated in Maryland on April 10, 2012 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return, consisting of cash distributions and capital appreciation. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds that primarily hold MLP interests and debt securities of MLPs. Energy entities are engaged in the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Notes to Schedule of Investments (unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Master limited partnerships	$1,246,299,338	—	—	$1,246,299,338
Common stocks	93,183,835	—	—	93,183,835

Total investments	$1,339,483,173	—	—	$1,339,483,173

†	See Schedule of Investments for additional detailed categorizations.

2. Investments

At February 28, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$375,113,937
Gross unrealized depreciation	(17,451,775)

Net unrealized appreciation	$357,662,162

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ClearBridge Energy MLP Total Return Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date: April 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	April 15, 2015

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	April 15, 2015